Aberdeen Funds: Summary Prospectus

Aberdeen High Yield Fund

February 27, 2015

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/literaturefixed. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeen-asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 27, 2015, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2014, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: AUYAX  Class C: AUYCX  Class R: AUYRX  Institutional Class: AUYIX  Institutional Service Class: AUYSX

Objective

The Aberdeen High Yield Fund (the "High Yield Fund" or the "Fund") seeks to maximize total return consisting of interest income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the High Yield Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Investing with Aberdeen Funds: Choosing a Share Class–Reduction and Waiver of Class A Sales Charges" section on page 185 of the Fund's prospectus and in the "Additional Information on Purchases and Sales–Waiver of Class A Sales Charges" and "Reduction of Sales Charges" sections on pages 153-155 of the Fund's Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75%[1]	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	1.32%	1.28%	1.28%	1.28%	1.28%
Total Annual Fund Operating Expenses	2.17%	2.88%	2.38%	1.88%	1.88%
Less: Amount of Fee Limitations/Expense Reimbursements[2]	1.08%	1.08%	1.08%	1.08%	1.08%
Total Annual Fund Operating Expenses After Fee Limitations/ Expense Reimbursements	1.09%	1.80%	1.30%	0.80%	0.80%

1  If you paid no sales charge on the original purchase and a finder's fee was paid, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase.

2  Aberdeen Funds (the "Trust") and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 0.80% for all Classes of the Fund. This contractual limitation may not be terminated before February 29, 2016 without the approval of the Board of Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

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Example

This Example is intended to help you compare the cost of investing in the High Yield Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the High Yield Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$531	$976	$1,445	$2,740
Class C shares	$283	$790	$1,423	$3,127
Class R shares	$132	$639	$1,173	$2,634
Institutional Class shares	$82	$486	$916	$2,113
Institutional Service Class shares	$82	$486	$916	$2,113

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$183	$790	$1,423	$3,127

Portfolio Turnover

The High Yield Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 74.39% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the High Yield Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities that are, at the time of investment, below investment grade (sometimes referred to as "junk bonds" or high yield securities). If the High Yield Fund changes this 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the High Yield Fund.

In pursuing its objective and the non-fundamental policy above, the Fund intends to invest primarily in high yield debt securities of U.S. issuers, which includes issuers: (a) domiciled in the U.S.; (b) that conduct a majority of their business in the U.S.; or (c) listed in the Bank of America Merrill Lynch US High Yield Index ("BoA ML US HY Index"). The BoA ML US HY Index includes issuers that are organized and operating within and outside of the U.S. if they publicly issue U.S. dollar denominated below investment grade corporate debt. The Fund may also invest in debt securities issued by foreign companies and governments. The Fund intends to invest primarily in debt securities that are U.S. Dollar denominated, although the Fund may invest in debt securities denominated in foreign currency, including the currency of emerging market countries.

For purposes of the 80% policy, below investment grade debt securities include, but are not limited to, convertible and non-convertible corporate and non-corporate debt securities (such as securities of a government and its agencies, instrumentalities and political subdivisions, and structured finance securities), privately placed debt securities (which are securities sold directly in a negotiated sale to institutional or private investors rather than a public offering, such as privately placed bonds), fixed and floating rate bonds, zero-coupon and discount bonds, debentures, notes, certificates of deposit, banker's acceptances, bills of exchange, asset-backed securities and bank loans. A debt security is considered below investment grade if rated below investment grade by Moody's Investors Services, Inc. ("Moody's") (below Baa3), Standard & Poor's Rating Services ("S&P") (below BBB-), or Fitch, Inc. ("Fitch") (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality. In the event that a security receives different ratings from different nationally recognized statistical rating organizations ("NRSROs"), the Adviser will treat the security as being rated in the lowest rating category received from an NRSRO. The Fund's investments may include securities not paying interest currently and securities in default following purchase.

The Fund may invest in derivative instruments. Derivative instruments may be used for hedging purposes and for gaining risk exposures to countries, currencies and securities that are permitted investments for the Fund. Derivative instruments may also be used to adjust the interest rate, yield curve, currency, credit and spread risk exposure of the Fund. The Fund invests in, but is not limited to, the following derivative instruments: credit default swaps ("CDS" or "CDX Index" and collectively, "CDS"), currency swaps and forwards, and futures. CDS may be used to adjust the Fund's exposure to the industry sector and/or to sell or buy protection on the credit risk of individual issuers or a basket of individual issuers. CDS may also be used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains. Currency swaps and forwards are primarily used to manage the Fund's currency exposure and futures are primarily used to manage the Fund's interest rate exposure.

To the extent that the Fund invests in derivatives with an underlying asset that meets its 80% policy, the market value of the derivative would be included to meet the 80% minimum. For additional information regarding derivatives, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

The Fund may invest in securities of any maturity.

Principal Risks

The High Yield Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments–and therefore, the value of Fund shares–may fluctuate. These changes may occur because of:

•  Active Trading Risk: The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund.

02  Aberdeen High Yield Fund: Summary Prospectus as of February 27, 2015

•  Call and Redemption Risk: Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

•  Credit Default Swap Risk: Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund. Additionally, to the extent the Fund sells credit default swap contracts, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap in the event of a default of the referenced debt obligation.

•  Credit Risk: A debt instrument's price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

•  Derivatives Risk (including Futures and Swaps): Derivatives are speculative and may hurt the Fund's performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund's swaps, forwards and futures strategy are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk: To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.

Hedged Exposure Risk: Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk: The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk: Derivative transactions depend on the creditworthiness of the counterparty and the counterparty's ability to fulfill its contractual obligations.

•  Emerging Markets Risk: A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

•  Foreign Securities Risk: Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments also may involve risks relating to the impact of currency exchange rate fluctuations; such risks may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

•  High-Yield Bonds and Other Lower-Rated Securities Risk: The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

•  Illiquid Securities: Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

•  Impact of Large Redemptions and Purchases of Fund Shares: Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

•  Interest Rate Risk: The Fund's fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund's net assets. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

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•  Market Risk: Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

•  Valuation Risk: The lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the High Yield Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The returns in the table reflect the maximum sales charges for Class A. The table compares the Fund's average annual total returns to the returns of the BofA Merrill Lynch US High Yield Master II Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns–Class A Shares (Years Ended Dec. 31)

Highest Return: 4.44% – 3rd quarter 2012
Lowest Return: -4.46% – 3rd quarter 2014

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2014

	1 Year	Since Inception (February 27, 2012)
Class A shares–Before Taxes	-7.13%	3.15%
Class A shares–After Taxes on Distributions	-9.67%	-0.62%
Class A shares–After Taxes on Distributions and Sales of Shares	-3.96%	0.92%
Class C shares–Before Taxes	-3.71%	3.99%
Class R shares–Before Taxes	-3.32%	4.51%
Institutional Service Class shares–Before Taxes	-2.75%	5.04%
Institutional Class shares–Before Taxes	-2.75%	5.04%
BofA Merrill Lynch US High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	2.50%	7.03%

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the High Yield Fund's investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Keith Bachman	Head of US High Yield	Inception
Neal Rayner, CFA®	Head of US Fixed Income Trading	Inception
Brendan Dillon	Senior Investment Manager	Inception

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A and Class C Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50
Class R Shares
To open an account	No Minimum
Additional investments	No Minimum
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum
Institutional Service Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

04  Aberdeen High Yield Fund: Summary Prospectus as of February 27, 2015

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), and generally do not apply to retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to apply or waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line. If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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